                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                    811-4018

                      (Investment Company Act File Number)

                           Federated High Yield Trust
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  2/29/08

              Date of Reporting Period:  Fiscal year ended 2/29/08

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated High Yield Trust

ANNUAL SHAREHOLDER REPORT

February 29, 2008

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2008	2007		2006	2005		2004
Net Asset Value, Beginning of Period	$6.16	$5.97		$6.23	$6.04		$5.43
Income From Investment Operations:
Net investment income	0.44	0.44	[1,2]	0.44	0.49		0.48
Net realized and unrealized gain (loss) on investments, options, foreign currency transactions and swap contracts	(0.60)	0.21	[2]	(0.25)	0.19		0.61
TOTAL FROM INVESTMENT OPERATIONS	(0.16)	0.65		0.19	0.68		1.09
Less Distributions:
Distributions from net investment income	(0.44)	(0.46)		(0.46)	(0.49)		(0.48)
Redemption fees	0.00 [3]	0.00	[3]	0.01	0.00	[3]	--
Net Asset Value, End of Period	$5.56	$6.16		$5.97	$6.23		$6.04
Total Return [4]	(2.83)%	11.43%		3.48%	11.74	% [5]	20.68%

Ratios to Average Net Assets:
Net expenses	0.99%	0.96%		0.97%	0.94%		0.96%
Net investment income	7.55%	7.36	% [2]	7.45%	7.46%		7.71%
Expense waiver/reimbursement [6]	0.24%	0.25%		0.23%	0.28%		0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$207,270	$275,294		$289,577	$409,355		$497,313
Portfolio turnover	30%	42%		28%	48%		68%

1 Per share numbers have been calculated using the average shares method.

2 Due to a misclassification of amounts previously reported, the Fund reclassified discount accretion/premium amortization on long-term debt securities for the year ended February 28, 2007, to allow proper comparison from year to year. Net assets were not affected by this reclassification.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5 During the period ended February 28, 2005, the Fund was reimbursed by the Adviser, which had an impact of 0.34% on the total return.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2007 to February 29, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 9/1/2007	Ending Account Value 2/29/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 976.70	$4.82
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.99	$4.92

1 Expenses are equal to the Fund's annualized net expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was (2.83%). The total return of the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI), 1 a broad-based securities market index, was (3.08%) during the 12-month reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBHY2%ICI.

MARKET OVERVIEW

The high-yield market delivered poor returns over the reporting period. The period began with the spread between high-yield bonds and U.S. Treasuries relatively narrow by historical standards. In fact, a positive economic environment, good corporate earnings, low default activity and strong demand for higher yielding securities pushed high-yield bond prices higher and credit yield spreads tighter early in the period. For example, the spread between the Credit Suisse High Yield Bond Index 2 and comparable U.S. Treasury securities began the period at 305 basis points (bp) and declined to a month end cycle low of 271 bp on May 31, 2007.

1 The LBHY2%ICI is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index (LCHYI). The LCHYI is an index that covers the universe of fixed-rate, non investment-grade debt. Pay-in-kind (PIK) bonds, eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step up coupon structures, and
144-As are also included. The index is unmanaged, and unlike the fund, is not affected by cashflows.

2 Credit Suisse First Boston High Yield Index serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BB to CCC and defaults. Investments cannot be made in an index. The index is unmanaged, and unlike the fund, is not affected by cashflows.

However, the balance of the reporting period was unkind to riskier sectors of the fixed-income market, such as high-yield bonds. 3 Still evolving problems stemming from poor underwriting standards in the mortgage and structured credit markets, which contributed to an unsustainable boom in the housing market, began to impact broader financial markets as investors' appetite for risk declined. Uncertainty dominated investor psyche as the credit quality of some AAA-rated securities came into question. Financial institutions took major writedowns and financial market liquidity deteriorated for all but the highest quality assets. This problem extended into the high-yield market as investment banks, which committed to fund several large leveraged buyout transactions in early 2007 when credit markets were robust, found few takers at the committed yield levels for these loans and bonds when they attempted to underwrite them in late 2007 saddling them with additional losses. By the end of the reporting period, the still evolving "credit crunch," rising delinquencies by homeowners and high commodity prices, especially for energy, began to exert negative pressure on the overall economy and heat up the debate as to whether or not the U.S. economy would be able to avoid recession in 2008. Given these concerns and uncertainties, the yield spread between the Credit Suisse High Yield Bond Index and comparable U.S. Treasury Securities increased from the lows in May to 760 bp on February 29, 2008.

It is interesting to note that this substantial widening of credit spreads and underperformance of high-yield bonds relative to higher quality assets occurred during a period of historically low default rates. In fact, default rates on high-yield bonds as measured by the Altman High Yield Bond Default and Return Report registered 0.51% for 2007, the second consecutive year under 1% and well below the annual average rate of 4.03% experienced between 1985 and 2007. The financial system stress coupled with increasing concerns about the ability of the U.S. economy to stay out of recession also had a negative impact on the equity markets in the later stages of the reporting period.

From a major industry sector perspective, the Supermarket, Healthcare, Energy, Environmental, Natural Gas Utilities, Electric Utilities and Aerospace and Defense sectors substantially outperformed the LBHY2%ICI. The Home Construction, Restaurant, Financial Institutions, Automotive, Construction Machinery, Consumer Products, Gaming, Media-Cable, Media-non Cable, Paper, Retail and Building Material sectors substantially underperformed the LBHY2%ICI. The higher quality BB-rated sector outperformed both the B-rated and CCC-rated quality sectors as investors punished the lower quality sectors given heightened risks.

3 High-yield, lower-rated securities generally entail greater market, credit and liquidity risk than investment-grade securities and may include higher volatility and higher risk of default. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

FUND PERFORMANCE

The fund outperformed the LBHY2%ICI for the reporting period. Strong security selection was the main driver of the outperformance. This was especially true in the Chemicals, Media - Non Cable, Technology, Media - Cable, Paper and Entertainment sectors. Specific fund holdings that substantially outperformed the LBHY2%ICI included: Compucom Systems, Inc. , Goodman Global , Inc. , Lyondell Chemical Company , Mosaic Co. , and Intergen NV .. The fund also benefited from an overweight position, relative to the LBHY2%ICI, in the Healthcare sector and an underweight position in the Automotive, Financial Institutions, Media-Cable, Paper and Home Construction industry sectors.

The fund's performance was negatively impacted by an underweight position, relative to the LBHY2%ICI, in the strong performing Metals and Mining, Supermarket, Electric utilities and Energy industry sectors and a large overweight position, relative to the LBHY2%ICI, in the Consumer Products sector. Poor security selection in the Food and Beverage sector also detracted from fund performance as compared to the LBHY2%ICI. Specific fund holdings that underperformed the benchmark included: Herbst Gaming, Inc. , Eurofresh, Inc. , RH Donnelly Corp. , Pierre Foods, Inc. , and Claire's Stores, Inc. The fund was also negatively impacted by its allocation to equity securities, an asset class that is not represented in the LBHY2%ICI. Further, the fund was overweight, relative to the LBHY2%ICI, to the CCC-rated quality sector, which was the poorest performing quality sector, negatively impacting performance.

GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,000 1 in Federated High Yield Trust (the "Fund") from February 28, 1998 to February 29, 2008, compared to the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI) 2 and the Lipper High Current Yield Fund Average (LHCYFA). 2

Average Annual Total Returns for the Period Ended 2/29/2008
1 Year	(2.83)%
5 Years	8.61%
10 Years	3.37%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The LBHY2%ICI is not adjusted to reflect taxes, sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or average.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At February 29, 2008, the Fund's index classification 1 was as follows:

Index Classification	Percentage of Total Net Assets [2]
Media	10.3%
Health Care	7.2%
Industrial--Other	7.2%
Food & Beverage	5.8%
Gaming	5.1%
Technology	5.1%
Wireless Communications	4.8%
Utility--Natural Gas	4.5%
Energy	4.4%
Utility--Electric	4.3%
Consumer Products	4.1%
Automotive	3.8%
Retailers	3.6%
Chemicals	3.5%
Other [3]	22.0%
Cash Equivalents [4]	2.7%
Derivative Contracts [5,6]	(0.0)%
Other Assets and Liabilities--Net [7]	1.6%
TOTAL	100.0%

1 Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI). Individual portfolio securities that are not included in the LBHY2%ICI are assigned to an index classification by the Fund's adviser.

2 As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

3 For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation "Other."

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

5 Based upon net unrealized depreciation on the derivative contracts. Derivative Contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized depreciation may indicate. In many cases, the notional value or notional principal amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized depreciation on notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

6 Represents less than 0.1%.

7 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

February 29, 2008

Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--89.4%
		Aerospace/Defense--2.5%
$575,000		Alliant Techsystems, Inc., Sr. Sub. Note, 6.75%, 4/1/2016	$564,937
325,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Sub. Note, Series WI, 9.75%, 4/1/2017	324,188
650,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Unsecd. Note, Series WI, 8.875%, 4/1/2015	666,250
1,000,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	992,500
850,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, 5.875%, 1/15/2015	830,875
575,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, Series B, 6.375%, 10/15/2015	573,563
475,000		TransDigm, Inc., Sr. Sub. Note, 7.75%, 7/15/2014	475,000
575,000	[1,2]	US Investigations Services, Inc., Sr. Note, 10.50%, 11/1/2015	480,125
400,000	[1,2]	US Investigations Services, Inc., Sr. Sub. Note, 11.75%, 5/1/2016	318,000
		TOTAL	5,225,438
		Automotive--3.7%
525,000		Cooper-Standard Automotive, Inc., Sr. Sub. Note, 8.375%, 12/15/2014	396,375
950,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	653,125
1,250,000		Ford Motor Credit Co., Floating Rate Note - Sr. Note, 7.126%, 1/13/2012	984,481
1,200,000		Ford Motor Credit Co., Note, 7.25%, 10/25/2011	1,027,664
400,000		Ford Motor Credit Co., Sr. Note, 9.875%, 8/10/2011	370,725
1,100,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.00%, 12/15/2016	902,187
2,350,000		General Motors Corp., Deb., 7.40%, 9/1/2025	1,762,500
750,000		General Motors Corp., Note, 8.375%, 7/15/2033	577,500
300,000		Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	295,500
800,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	732,000
		TOTAL	7,702,057
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Building Materials--0.7%
$500,000		Norcraft Holdings LP, Sr. Disc. Note, 0/9.75%, 9/1/2012	$437,500
300,000		Nortek Holdings, Inc., Sr. Disc. Note, 0/10.75%, 3/1/2014	160,500
400,000		Nortek Holdings, Inc., Sr. Sub. Note, 8.50%, 9/1/2014	312,000
625,000		Panolam Industries International, Inc., Sr. Sub. Note, 10.75%, 10/1/2013	490,625
		TOTAL	1,400,625
		Chemicals--3.5%
975,000		Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	887,250
1,125,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 9.75%, 11/15/2014	1,170,000
450,000	[1,2]	Invista, Unit, 9.25%, 5/1/2012	462,938
603,000		Koppers, Inc., Sr. Secd. Note, 9.875%, 10/15/2013	640,688
525,000	[1,2]	Mosaic Co./The, Sr. Note, 7.625%, 12/1/2016	567,000
1,375,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	1,409,375
800,000	[1,2]	Nell AF SARL, Sr. Note, 8.375%, 8/15/2015	564,000
800,000		Terra Capital, Inc., Company Guarantee, Series B, 7.00%, 2/1/2017	790,000
425,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	411,536
300,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	294,867
		TOTAL	7,197,654
		Construction Machinery--0.4%
975,000		Rental Service Corp., Sr. Note, 9.50%, 12/1/2014	801,938
		Consumer Products--4.1%
1,150,000		AAC Group Holding Corp., Sr. Disc. Note, 0/10.25%, 10/1/2012	960,250
297,146		AAC Group Holding Corp., Sr. PIK Deb., Series WI, 12.75%, 10/1/2012	252,574
450,000		American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	409,500
675,000		American Greetings Corp., Sr. Note, 7.375%, 6/1/2016	669,937
1,000,000		Jarden Corp., Sr. Sub. Note, 7.50%, 5/1/2017	881,250
1,225,000		Jostens Holding Corp., Discount Bond, 0/10.25%, 12/1/2013	1,127,000
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Consumer Products--continued
$1,525,000		Jostens IH Corp., Sr. Sub. Note, 7.625%, 10/1/2012	$1,479,250
600,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	549,000
1,100,000		True Temper Sports, Inc., Sr. Sub. Note, 8.375%, 9/15/2011	566,500
1,700,000		Visant Holding Corp., Sr. Note, 8.75%, 12/1/2013	1,619,250
		TOTAL	8,514,511
		Energy--4.2%
975,000		Basic Energy Services, Inc., Company Guarantee, 7.125%, 4/15/2016	931,125
875,000		Chesapeake Energy Corp., Company Guarantee, 6.875%, 11/15/2020	846,562
275,000		Chesapeake Energy Corp., Sr. Note, 6.875%, 1/15/2016	272,250
375,000		Chesapeake Energy Corp., Sr. Note, 7.50%, 9/15/2013	387,187
100,000		Cie Generale de Geophysique, Company Guarantee, 7.50%, 5/15/2015	101,000
325,000		Cie Generale de Geophysique, Sr. Unsecd. Note, 7.75%, 5/15/2017	329,062
525,000		Complete Production Services, Inc., Sr. Note, 8.00%, 12/15/2016	507,281
525,000	[1,2]	Forest Oil Corp., Sr. Note, 7.25%, 6/15/2019	531,562
675,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 7.75%, 11/1/2015	639,563
400,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 9.00%, 6/1/2016	402,000
225,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 6.75%, 5/1/2014	205,313
475,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 7.00%, 5/1/2017	428,688
925,000		Pioneer Natural Resources, Inc., Bond, 6.875%, 5/1/2018	893,597
400,000		Plains Exploration & Production Co., Sr. Note, 7.00%, 3/15/2017	386,000
650,000		Plains Exploration & Production Co., Sr. Note, 7.75%, 6/15/2015	651,625
125,000		Range Resources Corp., Sr. Sub. Note, 6.375%, 3/15/2015	123,438
400,000		Range Resources Corp., Sr. Sub. Note, 7.375%, 7/15/2013	409,000
450,000		Range Resources Corp., Sr. Sub. Note, 7.50%, 5/15/2016	466,875
200,000	[1,2]	Southwestern Energy Co., Sr. Note, 7.50%, 2/1/2018	207,000
		TOTAL	8,719,128
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Entertainment--1.3%
$1,150,000		Cinemark, Inc., Sr. Disc. Note, 0/9.75%, 3/15/2014	$1,052,250
650,000	[1,2]	Hard Rock Park Operations LLC, Sr. Secd. Note, 9.894%, 4/1/2012	568,750
975,000		Universal City Development Partners Ltd., Sr. Note, 11.75%, 4/1/2010	1,007,906
		TOTAL	2,628,906
		Environmental--0.5%
825,000		Allied Waste North America, Inc., Sr. Secd. Note, 6.875%, 6/1/2017	802,312
250,000		Browning-Ferris Industries, Inc., Deb., 9.25%, 5/1/2021	261,250
		TOTAL	1,063,562
		Financial Institutions--2.4%
700,000		American Real Estate Partners LP Finance, Sr. Note, 7.125%, 2/15/2013	668,500
2,250,000		General Motors Acceptance Corp., 6.875%, 9/15/2011	1,838,227
1,175,000		General Motors Acceptance Corp., 8.00%, 11/1/2031	890,258
1,025,000	[1,2]	Nuveen Investments, Sr. Note, 10.50%, 11/15/2015	936,594
775,000		iPayment Holdings, Inc., Sr. Sub. Note, Series WI, 9.75%, 5/15/2014	697,500
		TOTAL	5,031,079
		Food & Beverage--5.6%
1,525,000		ASG Consolidated LLC, Sr. Disc. Note, 0/11.50%, 11/1/2011	1,357,250
575,000		Aramark Corp., Sr. Note, 8.50%, 2/1/2015	569,250
650,000		Aramark Services, Inc., Floating Rate Note - Sr. Note, 6.739%, 2/1/2015	572,000
1,000,000		B&G Foods Holdings Corp., Sr. Note, 8.00%, 10/1/2011	965,000
275,000		Constellation Brands, Inc., 8.375%, 12/15/2014	282,562
275,000		Constellation Brands, Inc., Sr. Note, 7.25%, 5/15/2017	266,062
675,000		Constellation Brands, Inc., Sr. Note, 7.25%, 9/1/2016	656,437
925,000		Dean Foods Co., Company Guarantee, 7.00%, 6/1/2016	814,000
825,000	[1,2]	Eurofresh, Inc., Sr. Note, 11.50%, 1/15/2013	457,875
1,150,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	1,112,625
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Food & Beverage--continued
$825,000		Pierre Foods, Inc., Sr. Sub. Note, 9.875%, 7/15/2012	$457,875
900,000		Pilgrim's Pride Corp., Sr. Sub. Note, 8.375%, 5/1/2017	796,500
675,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Note, Series WI, 9.25%, 4/1/2015	585,563
675,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Sub. Note, Series WI, 10.625%, 4/1/2017	528,188
1,450,000		Reddy Ice Group, Inc., Sr. Disc. Note, 0/10.50%, 11/1/2012	1,402,875
650,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	641,875
250,000		Smithfield Foods, Inc., Sr. Note, 7.75%, 7/1/2017	238,750
		TOTAL	11,704,687
		Gaming--5.1%
750,000	[1,2]	Fontainebleu Las Vegas Holdings LLC/Fontainebleu Las Vegas, Second Mortgage Notes, 10.25%, 6/15/2015	543,750
700,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	677,250
550,000	[1,2]	Great Canadian Gaming Corp., Sr. Sub. Note, 7.25%, 2/15/2015	522,500
925,000		Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	231,250
750,000	[1,2]	Indianapolis Downs LLC/Indiana Downs Capital Corp., Sr. Secd. Note, 11.00%, 11/1/2012	678,750
150,000	[1,2]	Indianapolis Downs LLC/Indiana Downs Capital Corp., Sub. PIK Note, 15.50%, 11/1/2013	146,250
900,000		Jacobs Entertainment, Inc., Sr. Note, 9.75%, 6/15/2014	751,500
2,400,000		MGM Mirage, Sr. Note, 5.875%, 2/27/2014	2,124,000
725,000		MGM Mirage, Sr. Note, 7.50%, 6/1/2016	677,875
1,000,000		MTR Gaming Group, Inc., Company Guarantee, Series B, 9.75%, 4/1/2010	975,000
275,000		MTR Gaming Group, Inc., Sr. Sub. Note, Series B, 9.00%, 6/1/2012	243,375
675,000		Penn National Gaming, Inc., Sr. Sub. Note, 6.75%, 3/1/2015	637,875
675,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, 8.00%, 9/15/2013	624,375
600,000	[1,2]	Shingle Springs Tribal Gaming, Sr. Note, 9.375%, 6/15/2015	537,000
450,000	[1,2]	Tunica-Biloxi Gaming Authority, Sr. Unsecd. Note, 9.00%, 11/15/2015	447,750
825,000		Wynn Las Vegas LLC, 1st Mtg. Note, 6.625%, 12/1/2014	796,125
		TOTAL	10,614,625
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Health Care--7.2%
$525,000		AMR Holding Co./Emcare Holding Co., Sr. Sub. Note, 10.00%, 2/15/2015	$559,125
850,000		Accellent, Inc., Sr. Sub., 10.50%, 12/1/2013	675,750
400,000	[1,2]	Bausch & Lomb, Inc., Sr. Note, 9.875%, 11/1/2015	407,000
550,000		Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	530,750
125,000	[1,2]	Biomet, Inc., Sr. Note, 10.375%, 10/15/2017	128,125
400,000	[1,2]	Biomet, Inc., Sr. Sub. Note, 11.625%, 10/15/2017	395,500
875,000		CRC Health Corp., Sr. Sub. Note, 10.75%, 2/1/2016	826,875
1,225,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	961,625
1,075,000		HCA, Inc., Sr. Secd. 2nd Priority Note, 9.625%, 11/15/2016	1,112,625
1,825,000		HCA, Inc., Sr. Secd. Note, 9.25%, 11/15/2016	1,875,187
1,075,000		National Mentor Holdings, Inc., Sr. Sub. Note, 11.25%, 7/1/2014	1,112,625
825,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	723,938
750,000		United Surgical Partners International, Inc., 9.25%, 5/1/2017	693,750
950,000		VWR Funding, Inc., Unsecd. Note, Series WI, 10.25%, 7/15/2015	895,375
200,000		Vanguard Health Holdings II, Company Guarantee, 0/11.25%, 10/1/2015	147,500
800,000		Vanguard Health Holdings II, Sr. Sub. Note, 9.00%, 10/1/2014	768,000
450,000		Ventas Realty LP, Sr. Note, 6.50%, 6/1/2016	441,000
1,075,000		Ventas Realty LP, Sr. Note, 6.625%, 10/15/2014	1,075,000
175,000		Ventas Realty LP, Sr. Note, 6.75%, 4/1/2017	173,250
425,000		Ventas Realty LP, Sr. Note, 7.125%, 6/1/2015	428,719
1,095,000	[1,2]	Viant Holdings, Inc., Company Guarantee, 10.125%, 7/15/2017	897,900
		TOTAL	14,829,619
		Industrial - Other--7.1%
1,200,000		ALH Finance LLC/ALH Finance Corp., Sr. Sub. Note, 8.50%, 1/15/2013	1,083,000
550,000		American Tire Distributors, Inc., Sr. Note, 10.75%, 4/1/2013	522,500
1,050,000	[1,2]	Baker & Taylor Acquisition Corp., Sr. Secd. Note, 11.50%, 7/1/2013	980,437
775,000		Baldor Electric Co., Sr. Note, 8.625%, 2/15/2017	763,375
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Industrial - Other--continued
$400,000		Belden CDT, Inc., Sr. Sub. Note, 7.00%, 3/15/2017	$391,000
550,000		Da-Lite Screen Co., Inc., Sr. Note, 9.50%, 5/15/2011	503,250
275,000	[1,2]	ESCO Corp., Floating Rate Note - Sr. Note, 8.866%, 12/15/2013	244,750
425,000	[1,2]	ESCO Corp., Sr. Note, 8.625%, 12/15/2013	408,000
1,225,000		Education Management LLC, Sr. Sub. Note, 10.25%, 6/1/2016	1,035,125
650,000		General Cable Corp., Floating Rate Note - Sr. Note, 7.103%, 4/1/2015	562,250
325,000		General Cable Corp., Sr. Note, 7.125%, 4/1/2017	313,625
725,000		Hawk Corp., Sr. Note, 8.75%, 11/1/2014	739,500
800,000		Interline Brands, Inc., Sr. Sub. Note, 8.125%, 6/15/2014	774,000
1,000,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, 7.75%, 2/1/2015	945,000
250,000		Mueller Water Products, Inc., Sr. Sub. Note, Series WI, 7.375%, 6/1/2017	218,750
400,000		Norcross Safety Products, Sr. Sub. Note, Series B, 9.875%, 8/15/2011	413,000
400,000	[1,2]	SPX Corp., Sr. Unsecd. Note, 7.625%, 12/15/2014	412,500
1,322,387		Safety Products Holdings, Inc., Sr. Note, Series B, 11.75%, 1/1/2012	1,408,342
575,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	546,250
875,000		Stanadyne Corp., Sr. Sub. Note, 10.00%, 8/15/2014	800,625
400,000		Stanadyne Holdings, Inc., Sr. Disc. Note, 0/12.00%, 2/15/2015	274,000
775,000		Superior Essex Communications LLC, Sr. Note, 9.00%, 4/15/2012	747,875
675,000		Valmont Industries, Inc., Sr. Sub. Note, 6.875%, 5/1/2014	668,250
		TOTAL	14,755,404
		Lodging--1.2%
425,000		Host Hotels & Resorts LP, Sr. Note, 6.875%, 11/1/2014	412,250
800,000		Host Marriott LP, Company Guarantee, 6.375%, 3/15/2015	752,000
425,000		Host Marriott LP, Note, Series Q, 6.75%, 6/1/2016	404,813
625,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.00%, 6/15/2013	602,000
275,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.25%, 6/15/2016	261,224
		TOTAL	2,432,287
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Media - Cable--1.2%
$1,675,000		Charter Communications Holdings II, Sr. Note, 10.25%, 9/15/2010	$1,541,000
800,000		Kabel Deutschland GMBH, Company Guarantee, 10.625%, 7/1/2014	764,000
225,000		Videotron Ltee, Sr. Note, 6.375%, 12/15/2015	209,813
		TOTAL	2,514,813
		Media - Non-Cable--8.9%
1,095,251		Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	1,100,727
400,000		Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	362,000
1,275,000		DIRECTV Holdings LLC, Sr. Note, 8.375%, 3/15/2013	1,319,625
325,000		Dex Media, Inc., Discount Bond, 0/9.00%, 11/15/2013	235,625
1,175,000		Idearc, Inc., Company Guarantee, 8.00%, 11/15/2016	699,125
1,625,000		Intelsat Bermuda Ltd., Sr. Note, 11.25%, 6/15/2016	1,627,031
1,300,000		Intelsat Intermediate Holding Co. Ltd., Sr. Disc. Note, 0/9.25%, 2/1/2015	1,095,250
900,000		Intelsat Subsidiary Holding Co. Ltd., Sr. Note, 8.625%, 1/15/2015	904,500
425,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	393,125
950,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	878,750
275,000		Lamar Media Corp., Sr. Unsecd. Note, Series C, 6.625%, 8/15/2015	254,375
925,000	[1,2]	Medimedia USA, Inc., Sr. Sub. Note, 11.375%, 11/15/2014	957,375
825,000		PanAmSat Corp., Sr. Note, 9.00%, 8/15/2014	829,125
825,000	[1,2]	Quebecor Media, Inc., Sr. Note, 7.75%, 3/15/2016	761,063
675,000		Quebecor Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 3/15/2016	622,688
850,000		R.H. Donnelly Corp, Sr. Note, Series A-3, 8.875%, 1/15/2016	510,000
2,134,000		R.H. Donnelly Corp, Sr. Sub. Note, Series B, 9.875%, 8/15/2013	1,797,895
308,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	329,560
1,225,000	[1,2]	Readers Digest Association, Inc., Sr. Sub. Note, 9.00%, 2/15/2017	888,125
1,150,000		Southern Graphics Systems, Inc., Sr. Sub. Note, Series WI, 12.00%, 12/15/2013	1,081,000
550,000	[1,2]	Univision Television Group, Inc., Sr. Note, 9.75%, 3/15/2015	382,250
1,150,000	[1,2]	WDAC Subsidiary Corp., Sr. Note, Series 144A, 8.50%, 12/1/2014	1,326,864
		TOTAL	18,356,078
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Metals & Mining--1.1%
$600,000		Aleris International, Inc., Sr. Note, 9.00%, 12/15/2014	$450,000
500,000		Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	345,625
750,000		Freeport-McMoRan Copper & Gold, Inc., Sr. Note, 8.375%, 4/1/2017	796,875
650,000		Novelis, Inc., Company Guarantee, 7.25%, 2/15/2015	588,250
		TOTAL	2,180,750
		Packaging--1.5%
925,000		Ball Corp., Sr. Note, 6.625%, 3/15/2018	915,750
1,050,000		Berry Plastics Corp., Sr. Secd. Note, 8.875%, 9/15/2014	931,875
1,125,000		Crown Americas LLC, Sr. Note, 7.75%, 11/15/2015	1,155,937
411,058	[1,3]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	19,073
		TOTAL	3,022,635
		Paper--1.3%
1,350,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	1,279,125
250,000	[1,2]	NewPage Corp., Sr. Secd. Note, 10.00%, 5/1/2012	251,875
1,050,000		NewPage Corp., Sr. Sub. Note, 12.00%, 5/1/2013	1,039,500
125,000	[1,2]	Rock-Tenn Co., 9.25%, 3/15/2016	127,441
		TOTAL	2,697,941
		Restaurants--0.5%
625,000		Dave & Buster's, Inc., Sr. Note, 11.25%, 3/15/2014	571,875
575,000	[1,2]	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Sr. Secd. Note, 7.490%, 3/15/2014	451,375
		TOTAL	1,023,250
		Retailers--3.6%
500,000		AutoNation, Inc., Company Guarantee, 7.00%, 4/15/2014	457,500
1,000,000		Claire's Stores, Inc., Company Guarantee, 10.50%, 6/1/2017	487,500
1,300,000		Couche-Tard Financing Corp., Sr. Sub. Note, 7.50%, 12/15/2013	1,300,000
1,191,000		FTD, Inc., Sr. Sub. Note, 7.75%, 2/15/2014	1,077,855
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Retailers--continued
$900,000		General Nutrition Center, Company Guarantee, 10.009%, 3/15/2014	$722,250
1,375,000		NBC Acquisition Corp., Sr. Disc. Note, 0/11.00%, 3/15/2013	1,278,750
800,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	764,000
1,100,000		The Yankee Candle Co., Inc., Sr. Sub. Note, 9.75%, 2/15/2017	896,500
675,000		United Auto Group, Inc., Sr. Sub. Note, 7.75%, 12/15/2016	580,500
		TOTAL	7,564,855
		Services--1.1%
800,000	[1,2]	Ceridian Corp., Sr. Unsecd. Note, 11.25%, 11/15/2015	658,000
1,250,000		West Corp., Company Guarantee, 11.00%, 10/15/2016	1,053,125
575,000		West Corp., Sr. Note, 9.50%, 10/15/2014	506,000
		TOTAL	2,217,125
		Technology--5.0%
1,075,000		Activant Solutions, Inc., Sr. Sub. Note, 9.50%, 5/1/2016	897,625
1,075,000	[1,2]	Compucom System, Inc., Sr. Sub. Note, 12.50%, 10/1/2015	1,010,500
1,225,000	[1,2]	First Data Corp., Company Guarantee, 9.875%, 9/24/2015	1,064,219
800,000		Freescale Semiconductor, Inc., Sr. Note, 8.875%, 12/15/2014	656,000
1,075,000	[1,2]	Open Solutions, Inc., Sr. Sub. Note, 9.75%, 2/1/2015	854,625
925,000		SERENA Software, Inc., Sr. Sub. Note, 10.375%, 3/15/2016	883,375
950,000		SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	945,250
850,000		Seagate Technology HDD Holdings, Sr. Note, 6.80%, 10/1/2016	824,500
422,000		Smart Modular Technologies, Inc., Sr. Secd. Note, 10.228%, 4/1/2012	436,770
1,250,000		SunGard Data Systems, Inc., Sr. Note, Series WI, 9.125%, 8/15/2013	1,265,625
1,025,000		SunGard Data Systems, Inc., Sr. Sub. Note, Series WI, 10.25%, 8/15/2015	1,025,000
600,000		Unisys Corp., Sr. Unsecd. Note, 12.50%, 1/15/2016	601,500
		TOTAL	10,464,989
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Textile--0.3%
$675,000		Warnaco Group, Inc., Sr. Note, 8.875%, 6/15/2013	$693,563
		Tobacco--0.6%
1,075,000		Reynolds American, Inc., Sr. Secd. Note, 7.75%, 6/1/2018	1,157,883
		Transportation--1.3%
4,950,000	[3,4]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	0
875,000	[1,2]	CEVA Group PLC, Sr. Note, 10.00%, 9/1/2014	835,625
725,000		Hertz Corp., Sr. Note, 8.875%, 1/1/2014	694,188
900,000		Hertz Corp., Sr. Sub. Note, 10.50%, 1/1/2016	859,500
325,000		Stena AB, Sr. Note, 7.00%, 12/1/2016	311,188
3,125,000	[3,4]	The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	0
		TOTAL	2,700,501
		Utility - Electric--4.3%
950,000		Dynegy Holdings, Inc., Sr. Note, 7.75%, 6/1/2019	888,250
1,825,000		Edison Mission Energy, Sr. Note, 7.75%, 6/15/2016	1,888,875
225,000	[1,2]	Energy Future Holdings Corp., Company Guarantee, 10.875%, 11/1/2017	222,885
356,550	[1,2]	FPL Energy National Wind, Note, 6.125%, 3/25/2019	357,595
975,000	[1,2]	Intergen NV, Sr. Secd. Note, 9.00%, 6/30/2017	1,023,750
850,000		NRG Energy, Inc., Sr. Note, 7.375%, 1/15/2017	820,250
1,500,000		NRG Energy, Inc., Sr. Note, 7.375%, 2/1/2016	1,449,375
625,000		Sierra Pacific Resources, Sr. Note, Series WI, 6.75%, 8/15/2017	635,653
275,000	[1,2]	TECO Finance, Inc., Unsub., 6.75%, 5/1/2015	283,766
825,000	[1,2]	Texas Competitive Electric Holdings Co. LLC, Company Guarantee, 10.25%, 11/1/2015	808,500
625,000	[1,2]	Texas Competitive Electric Holdings Co. LLC, Sr. Note, 10.25%, 11/1/2015	612,500
		TOTAL	8,991,399
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Utility - Natural Gas--4.5%
$1,225,000		AmeriGas Partners LP, Sr. Note, 7.125%, 5/20/2016	$1,200,500
525,000		El Paso Corp., Sr. Note, 7.80%, 8/1/2031	544,171
1,425,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	1,296,750
1,050,000		Inergy LP, Sr. Note, 6.875%, 12/15/2014	1,023,750
200,000		Pacific Energy Partners LP, Sr. Note, 6.25%, 9/15/2015	206,697
750,000		Pacific Energy Partners LP, Sr. Note, 7.125%, 6/15/2014	795,220
552,000		Regency Energy Partners LP, Sr. Unsecd. Note, 8.375%, 12/15/2013	554,760
800,000		Southern Star Central Corp., Sr. Note, 6.75%, 3/1/2016	770,000
1,300,000		Tennessee Gas Pipeline, Bond, 8.375%, 6/15/2032	1,478,526
1,325,000		Williams Cos., Inc., Note, 7.625%, 7/15/2019	1,424,375
		TOTAL	9,294,749
		Wireless Communications--2.7%
825,000	[1,2]	Alltel Corp., Sr. Unsecd. Note, 10.375%, 12/1/2017	721,875
300,000		Centennial Cellular Corp., Floating Rate Note - Sr. Note, 10.478%, 1/1/2013	277,500
375,000		Centennial Cellular Corp., Sr. Unsecd. Note, 8.125%, 2/1/2014	356,250
350,000		Centennial Communications Corp., Sr. Note, 10.00%, 1/1/2013	339,500
596,766	[1,2]	Digicel Ltd., Sr. Note, 9.125%, 1/15/2015	520,678
650,000	[1,2]	Digicel Ltd., Sr. Note, 9.25%, 9/1/2012	656,500
1,075,000		MetroPCS Wireless, Inc., Sr. Note, 9.25%, 11/1/2014	951,375
1,400,000		Nextel Communications, Inc., Sr. Note, Series E, 6.875%, 10/31/2013	1,102,727
125,000		Rogers Wireless, Inc., 6.375%, 3/1/2014	130,186
575,000		Rogers Wireless, Inc., Sr. Sub. Note, 8.00%, 12/15/2012	604,877
		TOTAL	5,661,468
Principal Amount or Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Wireline Communications--2.0%
$950,000		Citizens Communications Co., 9.00%, 8/15/2031	$878,750
1,975,000		Qwest Corp., Note, 8.875%, 3/15/2012	2,071,281
725,000		Valor Telecommunications Enterprises, Sr. Note, 7.75%, 2/15/2015	762,641
475,000		Windstream Corp., Sr. Note, 8.625%, 8/1/2016	485,688
		TOTAL	4,198,360
		TOTAL CORPORATE BONDS (IDENTIFIED COST $210,348,333)	185,361,879
		COMMON STOCKS--0.2%
		Industrial - Other--0.0%
42,961	[1,3]	Neenah Enterprises, Inc., Warrants	101,388
		Media - Cable--0.1%
12,520		Virgin Media, Inc.	187,800
		Media - Non-Cable--0.1%
20,400	[3]	R.H. Donnelly Corp	144,636
2,200	[3]	XM Satellite Radio, Inc., Warrants	3,806
22,000	[3]	Ziff Davis Media, Inc., Warrants	220
		TOTAL	148,662
		Metals & Mining--0.0%
138,395	[1,3]	Royal Oak Mines, Inc.	2,145
		Other--0.0%
469	[1,3]	CVC Claims Litigation LLC	0
		Packaging--0.0%
5	[1,3]	Pliant Corp.	0
45,000	[1,3]	Russell Stanley Holdings, Inc.	0
		TOTAL	0
		TOTAL COMMON STOCKS (IDENTIFIED COST $7,172,502)	439,995
Shares			Value in U.S. Dollars
		PREFERRED STOCK--0.0%
		Media - Non-Cable--0.0%
120	[3]	Ziff Davis Media, Inc., PIK Pfd., Series E-1 (IDENTIFIED COST $0)	$1,800
		EXCHANGE TRADED FUNDS--2.9%
25,950		iShares MSCI EAFE Index Fund	1,854,387
73,750		iShares Russell 1000 Growth Fund	4,059,937
		TOTAL EXCHANGE TRADED FUNDS (IDENTIFIED COST $6,696,415)	5,914,324
		MUTUAL FUNDS--5.9% [5]
37,638		Federated InterContinental Fund, Institutional Shares	2,265,031
205,147		Federated Max-Cap Fund, Institutional Shares	4,396,301
5,574,654	[6]	Prime Value Obligations Fund, Institutional Shares, 3.57%	5,574,654
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $13,385,553)	12,235,986
		TOTAL INVESTMENTS--98.4% (IDENTIFIED COST $237,602,803) [7]	203,953,984
		OTHER ASSETS AND LIABILITIES - NET--1.6% [8]	3,316,274
		TOTAL NET ASSETS--100%	$207,270,258

At February 29, 2008, the Fund had an outstanding foreign exchange contract as follows:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Contract Sold:
3/4/2008	1,073,000 Euro	$1,589,167	$1,628,784	$(39,617)

Unrealized Depreciation on Foreign Exchange Contracts is included in "Other Assets And Liabilities--Net."

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At February 29, 2008, these restricted securities amounted to $30,318,547, which represented 14.6% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At February 29, 2008, these liquid restricted securities amounted to $30,195,941 which represented 14.6% of total net assets.

3 Non-income producing security.

4 Principal amount and interest were not paid upon final maturity.

5 Affiliated companies.

6 7-Day net yield.

7 The cost of investments for federal tax purposes amounts to $249,796,713.

8 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at February 29, 2008.

The following acronym is used throughout this portfolio:

PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

February 29, 2008

Assets:
Total investments in securities, at value including $12,235,986 of investments in affiliated issuers (Note 5) (identified cost $237,602,803)		$203,953,984
Income receivable		4,295,267
Receivable for shares sold		36,254
TOTAL ASSETS		208,285,505
Liabilities:
Payable for investments purchased	$124,125
Payable for foreign exchange contracts	39,617
Payable for shares redeemed	489,562
Income distribution payable	244,781
Bank overdraft	439
Payable for transfer and dividend disbursing agent fees and expenses	32,600
Payable for Directors'/Trustees' fees	335
Payable for shareholder services fee (Note 5)	37,061
Accrued expenses	46,727
TOTAL LIABILITIES		1,015,247
Net assets for 37,287,067 shares outstanding		$207,270,258
Net Assets Consist of:
Paid-in capital		$524,411,838
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(33,687,207)
Accumulated net realized loss on investments, options, foreign currency transactions and swap contracts		(283,717,950)
Undistributed net investment income		263,577
TOTAL NET ASSETS		$207,270,258
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value and offering price per share ($207,270,258 ÷ 37,287,067 shares outstanding), no par value, unlimited shares authorized		$5.56
Redemption proceeds per share (98/100 of $5.56) [1]		$5.45

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended February 29, 2008

Investment Income:
Dividends (including $333,686 received from affiliated issuers (Note 5))			$397,599
Interest			20,729,963
TOTAL INCOME			21,127,562
Expenses:
Investment adviser fee (Note 5)		$1,856,885
Administrative personnel and services fee (Note 5)		195,242
Custodian fees		16,344
Transfer and dividend disbursing agent fees and expenses		159,377
Directors'/Trustees' fees		16,496
Auditing fees		26,012
Legal fees		15,131
Portfolio accounting fees		91,948
Shareholder services fee (Note 5)		558,426
Account administration fee		11,140
Share registration costs		31,571
Printing and postage		40,219
Insurance premiums		7,452
Miscellaneous		11,596
TOTAL EXPENSES		3,037,839
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(587,608)
Waiver of administrative personnel and services fee	(6,582)
TOTAL WAIVERS AND REIMBURSEMENT		(594,190)
Net expenses			2,443,649
Net investment income			18,683,913
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Swap Contracts:
Net realized loss on investments and foreign currency transactions			(3,594,280)
Net realized loss on swap contracts			(45,688)
Net change in unrealized depreciation of investments, translation of assets and liabilities in foreign currency transactions			(21,227,602)
Net change in unrealized depreciation of swap contracts			32,700
Net realized and unrealized loss on investments, foreign currency transactions and swap contracts			(24,834,870)
Change in net assets resulting from operations			$(6,150,957)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28 or 29	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,683,913	$19,810,723	[1]
Net realized loss on investments, foreign currency transactions and swap contracts	(3,639,968)	(1,836,363	) [1]
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency and swap contracts	(21,194,902)	11,025,001	[1]
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(6,150,957)	28,999,361
Distributions to Shareholders:
Distributions from net investment income	(18,200,453)	(20,767,028)
Share Transactions:
Proceeds from sale of shares	50,812,694	53,498,378
Net asset value of shares issued to shareholders in payment of distributions declared	14,885,767	16,501,009
Cost of shares redeemed	(109,453,333)	(92,530,387)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(43,754,872)	(22,531,000)
Redemption fees	82,219	16,234
Change in net assets	(68,024,063)	(14,282,433)
Net Assets:
Beginning of period	275,294,321	289,576,754
End of period (including undistributed net investment income of $263,577 and $90,204, respectively)	$207,270,258	$275,294,321

1 Due to a misclassification of amounts previously reported, the Fund reclassified discount accretion/premium amortization on long-term debt securities for the year ended February 28, 2007, to allow proper comparison from year to year. Net assets were not affected by this reclassification.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

February 29, 2008

1. ORGANIZATION

Federated High Yield Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income by investing primarily in a professionally-managed, diversified portfolio of fixed-income securities. The Fund's portfolio of investments consists primarily of lower-rated corporate debt obligations. These lower-rated obligations may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. These lower-rated debt obligations are regarded as predominately speculative with respect to each issuer's continuing ability to make interest and principle payments (i.e. the obligations are subject to the risk of default). The Fund offers one class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes", on August 31, 2007. As of and during the period ended February 29, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of February 29, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the state of Massachusetts.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, and other swap agreements.

The "buyer" in a credit default swap is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Net receivable/payable for swap contracts on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized loss on swap contracts in the Statement of Operations. For the year ended February 29, 2008, the Fund had net realized losses on swap contracts of $45,688.

At February 29, 2008, the Fund had no outstanding swap contracts.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at February 29, 2008, is as follows:

Security	Acquisition Date	Acquisition Cost
CVC Claims Litigation LLC	3/26/1997 - 8/19/1997	$4,646,903
Neenah Enterprises, Inc., Warrants	9/24/2003	$ 0
Pliant Corp.	7/18/2006	$ 0
Royal Oaks Mines, Inc.	2/24/1999	$ 15,376
Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	2/5/1999 - 5/15/2005	$2,121,618
Russell Stanley Holdings, Inc.	11/9/2001	$ 0

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended February 28 or 29	2008	2007
Shares sold	8,467,910	8,901,231
Shares issued to shareholders in payment of distributions declared	2,503,623	2,754,788
Shares redeemed	(18,399,933)	(15,482,825)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,428,400)	(3,826,806)

Redemption Fees

Effective May 15, 2004, the Fund began imposing a 2.00% redemption fee to shareholders of the Fund's Shares who redeem shares held for 90 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended February 29, 2008 and February 28, 2007, the redemption fees for the Fund's Shares amounted to $82,219 and $16,234, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for expired capital loss carryforwards, discount accretion/premium amortization on debt securities, foreign currency, swap income and tax gain/loss on sale of defaulted securities.

For the year ended February 29, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(7,712,669)	$(310,087)	$8,022,756

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended February 29, 2008 and February 28, 2007, was as follows:

	2008	2007
Ordinary income	$18,200,453	$20,767,028

As of February 29, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$365,447
Net unrealized depreciation	$(45,841,499)
Capital loss carryforward and deferrals	$(271,665,528)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to discount accretion/premium amortization on debt securities and write-off of the cost of investment and interest for defaulted bonds.

At February 29, 2008, the cost of investments for federal tax purposes was $249,796,713. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $45,842,729. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,798,877 and net unrealized depreciation from investments for those securities having an excess of cost over value of $47,641,606.

At February 29, 2008, the Fund had a capital loss carryforward of $271,595,755 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$35,176,615
2010	$92,960,310
2011	$94,995,842
2012	$36,932,748
2014	$ 4,449,545
2015	$ 3,020,106
2016	$ 4,060,589

Capital loss carryforwards of $7,702,053 expired during the year ended February 29, 2008.

Under current tax regulations, capital losses on foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 29, 2008, for federal income tax purposes, post October losses of $69,773 were deferred to March 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended February 29, 2008, the Adviser voluntarily waived $567,146 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended February 29, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $6,582 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended February 29, 2008, FSSC received $32,676 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.99% for the fiscal year ending February 28, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after April 30, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended February 29, 2008, the Adviser reimbursed $20,462. Transactions with affiliated companies during the year ended February 29, 2008 are as follows:

Affiliates	Balance of Shares Held 2/28/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 2/29/2008	Value	Dividend Income
Federated InterContinental Fund, Institutional Shares	--	37,638	--	37,638	$ 2,265,031	$ 33,830
Prime Value Obligations Fund, Institutional Shares	--	77,223,156	71,648,502	5,574,654	$ 5,574,654	$195,175
Federated Max-Cap Fund, Institutional Shares	--	205,147	--	205,147	$ 4,396,301	$104,681
TOTAL OF AFFILIATED TRANSACTIONS	--	77,465,941	71,648,502	5,817,439	$12,235,986	$333,686

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended February 29, 2008, were as follows:

Purchases	$71,515,522
Sales	$106,883,504

7. LINE OF CREDIT

The Fund participated in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of February 29, 2008, there were no outstanding loans. During the year ended February 29, 2008, the Fund did not utilize the LOC. Effective March 18, 2008, the borrowing limit of the LOC was reduced to $100,000,000; other terms of the agreement were unchanged.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of February 29, 2008, there were no outstanding loans. During the year ended February 29, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated"), and various Federated funds ("Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly iled on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended February 29, 2008, 0.93% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended February 29, 2008, 0.47% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FEDERATED HIGH YIELD TRUST:

We have audited the accompanying statement of assets and liabilities of Federated High Yield Trust (the "Fund"), including the portfolio of investments, as of February 29, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Yield Trust at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
April 17, 2008

Board of Trustees and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Fund comprised one portfolio, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: April 1999	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated)Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: April 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: April 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: April 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Position: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: April 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Mark E. Durbiano Birth Date: September 21, 1959 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Principal Occupations: Mark E. Durbiano has been the Fund's Portfolio Manager since August 1984. He is Vice President of the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Evaluation and Approval of Advisory Contract

FEDERATED HIGH YIELD TRUST (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2006, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated High Yield Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314197104

30221 (4/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each of the following members of the
Board's Audit Committee is an "audit committee financial expert," and is
"independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)         Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2008 - $26,000

                  Fiscal year ended 2007 - $24,500

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2008 - $0

                  Fiscal year ended 2007 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2008 - $0

                  Fiscal year ended 2007 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2008 - $0

                  Fiscal year ended 2007 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $9,858 and $0
      respectively.  Fiscal year ended 2008- Discussions related to accounting for swaps.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2008 - 0%

            Fiscal year ended 2007 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2008 - 0%

            Fiscal year ended 2007 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2008 - 0%

            Fiscal year ended 2007 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2008 - $181,616

            Fiscal year ended 2007 - $168,650

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED HIGH YIELD TRUST

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER
DATE         April 23, 2008

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ J. CHRISTOPHER DONAHUE
            J. CHRISTOPHER DONAHUE, PRINCIPAL EXECUTIVE OFFICER
DATE        April 23, 2008

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER

DATE        April 23, 2008